                                                                    EXHIBIT 10.9


                           GADZOOX MICROSYSTEMS, INC.

                      RESTRICTED STOCK PURCHASE AGREEMENT

     THIS AGREEMENT is made this 15th day of April between Gadzoox Microsystems, Inc., a California corporation (the "Company") and K. William Sickler (the "Purchaser").

     In consideration of the mutual covenants and representations herein set forth, the Company and the Purchaser agree as follows:

     1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase an aggregate of 600,000 shares of the Company's Common Stock (the "Shares"), at the price of $.15 per Share for an aggregate purchase price of $90,000.

     2. Payment of Purchase Price. The purchase price for the Shares shall be paid by delivery to the Company at the time of execution of this Agreement of a check in the amount of the purchase price or a promissory note in form satisfactory to the Company and secured by the Shares.

     3. Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's repurchase option, right of first refusal except in compliance with the provisions of this Section 3.

          (a)  Repurchase Option

               (i) In the event of the voluntary or involuntary termination of employment of Purchaser with the Company for any reason, with or without cause (including death or disability) (a "Termination") as well as under the circumstances described in subsection (ii)(x) below, the Company shall, upon the date of such termination or as described in such subsection (ii)(x), have an irrevocable, exclusive option (the "Repurchase Option") for a period of 90 days from such date to repurchase from Purchaser, at the original purchase price per Share (the "Repurchase Price"), all or any portion of the Shares held by Purchaser as of such date, to the extent such Shares have not yet been released from the Company's Repurchase Option. The Repurchase Option shall be exercised by the Company by written notice to Purchaser or his executor and, at the Company's option, (x) by delivery to the Purchaser or his executor, with such Notice, of a check in the amount of the purchase price for the Shares being repurchased, or (y) in the event the Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the Repurchase Price for the Shares being repurchased, or (2) by a combination of
(x) and (y) so that the combined payment and cancellation of indebtedness equals such Repurchase Price. Upon delivery of such notice and payment of the Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

          (ii) The Repurchase Option shall terminate as follows:

                  (x) With respect to 60,000 of the Shares the Repurchase Option shall apply to 100% of such 60,000 shares if a Termination occurs prior to March 31, 1997 and thereafter such Repurchase Option shall terminate based upon achievement of the revenues set forth in the 1997 Revenue Plan to be hereafter developed by management and approved by the Board of Directors on or before September 30, 1996 pursuant to a formal resolution of the Board. On or before June 30, 1997, the Company shall determine in accordance with generally accepted accounting principles consistently applied its actual revenues recognized during the fiscal year ended March 31, 1997, such revenues to be audited by an accounting firm of national reputation ("Actual Revenues"). If the Actual Revenues are between 0% and 100% of the 1997 Revenue Plan, the Company shall multiply the applicable percentage of the 1997 Revenue Plan by 100,000 and thereafter shall subtract from such number, 40,000. The resulting number is hereinafter referred to as the "Revenue Shares". If the 1997 Revenue Plan is achieved by more than 100%, the number of Revenue Shares shall be 60,000. If less than 100% of the 1997 Revenue Plan is achieved, the Company shall be entitled to exercise the Repurchase Option with respect to a number of shares equal to the difference between 60,000 and the number of Revenue Shares at any time prior to July 31, 1997 in accordance with the procedure set forth in subsection (i) above. The purchase price of such shares shall be the Repurchase Price. For example, if the Company achieved 60% of the 1997 Revenue Plan, the formula would be:

                .60 (100,000) - 40,000 = 20,000 = Revenue Shares

The remaining 40,000 shares would be subject to the Repurchase Option.

                        The Repurchase Option shall apply to 100% of the 60,000 shares until March 31, 1997 as of which time 12/48ths of the Revenue Shares (as thereafter actually calculated) shall be released. Thereafter, 1/48th of the Revenue Shares shall be released from the Repurchase Option on the last day of each calendar month thereafter, provided in each case the Purchaser is an employee of the Company on the date of each said release. Fractional shares shall be rounded to the nearest whole share.

                  (y) With respect to 540,000 of the Shares (the "Immediately Vesting Shares"), if a Termination occurs at any time after April 8, 1996 and prior to April 7, 1997 (the "Initial Period"), the Repurchase Option shall apply to 100% of the Immediately Vesting Shares. On the last day of the Initial Period, 12/48ths of the Immediately Vesting Shares (135,000 shares) shall be released from the Repurchase Option and 1/48th of the Immediately Vesting Shares (11,250 shares) shall be released from the Repurchase Option on each monthly anniversary thereafter, provided in each case the Purchaser is an employee of the Company on the date of each said release. Fractional shares shall be rounded to the nearest whole share.

            (b) Right of First Refusal. Before any Shares may be sold or transferred (including transfer by operation of law), such Shares shall first be offered to the Company (the "Right of First Refusal").



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
            (i) In the event the Purchaser wishes to sell the Shares, Purchaser shall deliver a notice ("Notice") to the Company stating (A) his bona fide intention to sell or transfer such Shares, (B) the number of such Shares to be sold or transferred, (C) the price for which he proposes to sell or transfer such Shares, and (D) the name of the proposed purchaser or transferee.

           (ii) Within thirty (30) days after receipt of the Notice, the Company or its assignee may elect to purchase all or none of the Shares to which the Notice refers, at the price per Share specified in the Notice. The purchase of the Shares in either such event shall occur at a closing held at the Company's principal office at a mutually agreed upon time which in no event shall be more than thirty (30) days following the end of the time period in which the Company had to elect to purchase such Shares.

          (iii) If all of the Shares to which the Notice refers are not elected to be purchased, as provided in Section 3(b) hereof, Purchaser may sell the Shares to any person named in the Notice at the price specified in the Notice or at a higher price, provided that such sale or transfer is consummated within one hundred twenty (120) days of the date of said Notice to the Company, and provided, further, that any such sale is in accordance with all the terms and conditions hereof.

      (c)   Termination of Restrictions. Notwithstanding the provisions of
Section 3(b) above, the Company's Right of First Refusal shall terminate immediately as to all Shares upon the occurrence of the first to occur of the following events:

            (i) the acquisition of the Company by another entity by means of the merger or consolidation of the Company with or into another corporation in which the stockholders of the Company own less than 50% of the voting securities of the surviving entity,

           (ii) the sale of all or substantially all of the assets of the Company, or

          (iii) the date upon which a public market exists for the Company's capital stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a "Public Market" shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934) or (ii) such stock is traded on the over-the-counter market and prices are published daily on business days in a recognized financial journal.

      (d) Assignment. Whenever the Company shall have the right to purchase Shares under this Section 3, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all of the Company's purchase rights under this Agreement and purchase all of such Shares; provided that if the fair market value of the Shares to be purchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the purchase price of the Shares (determined as described hereinabove) to be purchased, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the purchase price of the Shares which such designee or assignee shall have the right to purchase.

          (e) Exempt Transfers. The provisions of this Section 3 shall not apply to a transfer of any Shares by Purchaser, either during his lifetime or on death by will or intestacy to his ancestors, descendants or spouse, or any custodian or trustee for the account of Purchaser or Purchaser's ancestors, descendants or spouse; provided, in each such case that the transferee shall receive and hold such Shares subject to all of the provisions of this Section 3 and there shall be no further transfer of such Shares except in accordance herewith.

     4. Standoff Agreement. Purchaser agrees, in connection with the Company's initial public offering of its equity securities, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any Shares (other than those included in the registration, if any) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such underwriters, provided, that the officers and directors of the Company who own stock of the Company also agree to such restrictions.

     5. No Transfer Except in Compliance with the Restrictions Herein. The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred. Purchaser shall not sell, transfer, pledge, hypothecate or otherwise dispose of any shares which remain subject to the restrictions on transfer set forth in Section 3 hereof.

     6. LEGENDS. All certificates representing any of the Shares subject to the provisions of this Agreement shall have endorsed thereon the following legends:

          (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

          (b) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

          (c) Any legend required to be placed thereon by the applicable blue sky laws of any state.


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

     7.   Escrow.

          (a) The Shares issued under this Agreement shall be held by an escrow holder designated by the Company (the "Escrow Holder"), along with a stock assignment executed by the Purchaser in blank, until the expiration of the Company's options and right of first refusal with respect to such Shares as set forth above.

          (b) The Escrow Holder is hereby directed to permit transfer of the Shares only in accordance with this Agreement or instructions signed by both parties. In the event further instructions are desired by the Escrow Holder, he shall be entitled to rely upon directions executed by a majority of the authorized number of the Company's Board of Directors. The Escrow Holder shall have no liability for any act or omission hereunder while acting in good faith in the exercise of his own judgment.

          (c) If the Company or any assignee exercises its Repurchase Option or Right of First Refusal hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

          (d) When the Repurchase Option or Right of First Refusal have been exercised or expire unexercised or a portion of the Shares has been released from the provisions of Section 3 hereof, upon Purchaser's request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Purchaser.

          (e) Subject to the terms hereof, the Purchaser shall have all the rights of a stockholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, from time to time during the term of the provisions of Section 3, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of his ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Company's Repurchase Option or Right of First Refusal.

     8. Investment Representations. In connection with the purchase of the Shares, the Purchaser shall, concurrently with the purchase of the Shares, deliver to the Company his Investment Representation Statement attached hereto as Exhibit A.

     9. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

     10. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement (including any tax consequences that may result under recently enacted tax legislation). The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code, as amended (the "Code"), taxes as ordinary income both (i) the difference between the fair market value of the Shares when the Company granted the Purchaser the right to purchase the Shares and the fair market value of Shares on the date of this Agreement and (ii) the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to certain of its rights under Section 3.

          THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

     11.  Termination of Employment. PURCHASER UNDERSTANDS AND ACKNOWLEDGES
THAT PURCHASER'S EMPLOYMENT RELATIONSHIP WITH THE COMPANY IS AT THE WILL OF EITHER PARTY AND THAT NOTHING IN THIS AGREEMENT, SHALL CONFER ANY RIGHT UPON PURCHASER WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE. THIS AGREEMENT DOES NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT FOR ANY PERIOD.

     12.  General Provisions.

          (a) Governing Law. This Agreement shall be governed by the laws of the State of California. This Agreement represents the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser and may only be modified or amended in writing signed by both parties.

          (b) Notices. Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

          Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.


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
     (c) Assignment. The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

     (d) Waiver. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

     (e) Additional Actions. The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

     (f) Arbitration. At the option of either party, any and all disputes or controversies, whether of law or in equity, and of any nature whatsoever arising from or respecting this Agreement, unless otherwise expressly provided herein, shall be decided by arbitration by the American Arbitration Association in accordance with the rules and regulations of that Association.

          (i) The arbitrators shall be selected as follows: In the event the Company and Purchaser agree on one arbitrator, the arbitration shall be conducted by such arbitrator. In the event the Company and Purchaser do not so agree, the Company and Purchaser shall each select one independent, qualified arbitrator and these two arbitrators shall select a third arbitrator. The Company reserves the right to reject any individual arbitrator who shall be employed by or affiliated with a competing organization.

          (ii) Arbitration shall take place at Palo Alto, California, or any other location mutually agreeable to the parties. At the request of either party, arbitration proceedings will be conducted in secrecy. In such case all documents, testimony, and records shall be received, heard, and maintained by the arbitrators in secrecy under seal, available for inspection only by the Company and the Purchaser and their respective attorneys and their respective experts who shall agree in advance and in writing to receive all such information confidentially and to maintain such information in secrecy until such information shall become generally known. The arbitrators, who shall act by majority vote, shall be able to decree any and all relief of an equitable nature, including but not limited to such relief as a temporary restraining order, a temporary or a permanent injunction, or both, and shall also be able to award damages (with or without an accounting), costs, and reasonable attorneys' fees. The decree or judgment of an award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

          (iii) Reasonable notice of the time and place of arbitration shall be given to all personS, other than the parties, as shall be required by law, in which case such persons or their


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
authorized representatives shall have the right to attend and participate in all the arbitration hearings to the extent and in such manner as the law shall require.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

GADZOOX MICROSYSTEMS, INC.         PURCHASER:
a California corporation


By: /s/ ALISTAIR BLACK             /s/ K. WILLIAM SICKLER
    -------------------------      -------------------------
    Alistair Black                 K. William Sickler


     K. William Sickler hereby assigns all of his right, title and interest in and to the shares hereinabove purchased to K. William Sickler and Gail Sickler, Trustees UTA dated July 16, 1992 (the "Trustees") and the Trustees hereby agree to be bound by and comply in all respects with the terms of the foregoing agreement and acknowledge that the shares shall be subject in all respects to the Repurchase Option, the Right of First Refusal and other restrictions set forth in the foregoing agreement. The Company hereby consents to such assignment on the foregoing terms.

Dated: April 15, 1996


/s/ K. WILLIAM SICKLER             GADZOOX MICROSYSTEMS, INC.
---------------------------
K. William Sickler

                                   By: /s/ ALISTAIR BLACK
                                       -------------------------
                                       Alistair Black

/s/ K. WILLIAM SICKLER
---------------------------
K. William Sickler, Trustee



/s/ GAIL A. SICKLER
---------------------------
Gail A. Sickler, Trustee

                               CONSENT OF SPOUSE


     I, Gail A. Sickler, spouse of K. William Sickler, have read and approve the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of Gadzoox Microsystems, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws of the state of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: April 15, 1996



                                   Signature: /s/ GAIL A. SICKLER
                                              ---------------------------
                                              Gail A. Sickler





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



                      ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED I, K. William Sickler and Gail A. Sickler, Trustees, hereby sell, assign and transfer unto _______________________ (________) shares of the Common Stock of Gadzoox Microsystems, Inc. standing in my name of the books of said corporation represented by Certificate No. ______ herewith and do hereby irrevocably constitute and appoint Wilson, Sonsini, Goodrich & Rosati, attorney, to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between Gadzoox Microsystems, Inc. and the undersigned dated April 15, 1996.


Dated: ________, 199__



                                   Signature: /s/ K. WILLIAM SICKLER
                                              ---------------------------
                                              K. William Sickler, Trustee
                                              ---------------------------


                                              /s/ GAIL A. SICKLER
                                              ---------------------------
                                              Gail A. Sickler, Trustee








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
                                   EXHIBIT A

                      INVESTMENT REPRESENTATION STATEMENT

PURCHASER :    K. William Sickler

COMPANY   :    GADZOOX MICROSYSTEMS, INC.

SECURITY  :    COMMON STOCK

AMOUNT:   :    600,000 shares

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

          (a) I am sufficiently aware of the Company's business affairs and financial condition to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

          (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

          (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available (such as Rule 144 or the resale provisions of Rule 701 under the Securities Act). Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) The availability of certain public information about the Company, (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker, as said term is defined under the Securities Exchange Act of 1934 (the "Exchange Act") and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable. The Purchaser further understands that the resale provisions of Rule 701 will not apply until 90 days after the Company becomes subject to the reporting obligations under the Exchange Act (typically upon the effective date of a company's initial public offerings). There can be no assurances that the requirements of Rule 144 or Rule 701 will be met, or that the Securities will ever be saleable.

          (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period had been satisfied.

          (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, or that the resale provisions of Rule 701 are not available, registration under the Securities Act, compliance with Regulation A, compliance with some other registration exemption or the notification to the Company of the proposed disposition by me and the furnishing to the Company of (i) detailed information regarding the disposition, and (ii) and opinion of my counsel to the effect that such disposition will not require registration (I understand such counsel's opinion shall concur with the opinion by counsel for the Company and I shall have been informed of such compliance) will be required and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                        Signature of Purchaser:



                                        /s/ K. WILLIAM SICKLER
                                        ----------------------------------------
                                        K. William Sickler

                                        Date: April 15, 1996

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Code, to include in his gross income for the current taxable year, the amount of any compensation taxable to him in connection with his receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME      :    TAXPAYER: K. William Sickler       SPOUSE:   Gail A. Sickler

     ADDRESS   :    14665 LaRinconada Drive                      14665 La Rinconada Dr.
                    Los Gatos, CA 95030                          Los Gatos, CA 95030

     IDENTIFICATION NO. OF TAXPAYER: ###-##-####       SPOUSE:   ###-##-####
     FILE JOINTLY UNDER THIS TAX ID. NO.

     TAXABLE YEAR:  1996

2. The property with respect to which the election is made is described as follows:

     600,000 shares (the "Shares") of the Common Stock of Gadzoox Microsystems, Inc., (the "Company").

3.   The date on which the property was transferred is: April 15, 1996.

4.   The property is subject to the following restrictions:

     The Shares may be repurchased by the Company, or its assignee, on certain events. This right lapses with regard to a portion of the Shares over time.

     The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $.15 per share

6.   The amount (if any) paid for such property is: $90,000

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: April 15, 1996                        /s/ K. WILLIAM SICKLER
      ---------------                        --------------------------------
                                             K. William Sickler, Taxpayer

                                             /s/ GAIL A. SICKLER
                                             --------------------------------
                                             Spouse